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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                FORM 8-K (12g-3)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 7, 2003

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                           Waccamaw Bankshares, Inc.

         North Carolina                          52-2329563
    (State of incorporation)          (I.R.S. Employer Identification No.)

   110 North J.K. Powell Boulevard, Whiteville, North Carolina    28472-3008
            (Address of principal executive offices)              (Zip Code)

                  Issuer's telephone number: (910) 641-0044

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              This document contains 5 pages, excluding exhibits.

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ITEM 5. OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Quarterly Performance Summary for the third quarter of 2003.

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EXHIBIT INDEX

Exhibit 99 Quarterly Performance Summary issued October 7, 2003